UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 13, 2023 (September 8, 2023)

Akili, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40558	92-3654772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Broad Street, Fifth Floor, Boston MA	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 456-0597

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AKLI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On September 8, 2023, the Board of Directors (the “Board”) of Akili, Inc. (the “Company”) approved a strategic business shift and related restructuring, and the Company announced this business shift today, and its related restructuring, as it transitions from a prescription to a non-prescription model. As part of this, the Company plans to pursue regulatory approval for over-the-counter labeling of its products and plans to invest in activities to drive consumer awareness and capital-efficient expansion of the business. In connection with the Company’s strategic business shift, the Company plans to restructure the organization around executing this new business model to reflect expected lower costs to operate a non-prescription model.

The Company’s workforce will be reduced by approximately 40% across different areas and functions in the Company, including eliminating the Company’s field sales force and market access team which accounts for approximately two-thirds of the workforce reduction. This workforce reduction was communicated to employees on September 13, 2023 and is expected to be completed by the end of the third quarter of 2023. Affected employees will be offered severance and other benefits, and the Company estimates that these severance and termination-related costs will be approximately $2.3 – $2.8 million and expects to record these charges in the third quarter of 2023. The Company also expects that payments of most of these costs will be made in 2023.

As a result of the restructuring, the Company expects that its cash, cash equivalents, and short-term investments will be sufficient to fund its current and planned operations into the second half of 2025.

Item 8.01	Other Events.

On September 13, 2023, the Company issued a press release announcing a strategic business shift and restructuring, business and organizational updates, early data and financial information regarding its EndeavorOTC product and commercial performance, financial guidance, and an update to the Company’s cash runway.

The press release also announced that the Company will host a conference call and webcast on September 14, 2023, at 8:30 a.m. ET. A live audio webcast of the conference call and presentation will be available at www.akiliinteractive.com under Investor Relations, Events & Presentations, along with slides that may be referenced during the call. An archived version of the webcast will be available on the Company’s website following the event.

To access the call, dial +1 888 259 6580 (toll-free) or +1 416 764 8624 (international) and reference “Akili Market Update.”

A copy of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Exhibit 99.1 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall be incorporated by reference in all appropriate filings under the Securities Act of 1933, as amended, except for the last sentence of the second paragraph, the full text of the third and fourth paragraphs and the full text in the first, second and fourth bullet points included under the header “Financial Guidance”, each of which shall be “furnished” and not “filed.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description of Exhibit

99.1	Press Release issued by Akili, Inc. on September 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying exhibit contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements in this Current Report on Form 8-K and the accompanying exhibit related to: the Company’s strategic business shift and related restructuring, including its expectations regarding severance and termination-related costs; the Company’s plans to transition to a non-prescription model and to pursue regulatory approval for over-the-counter labeling for its products on certain timelines; that the consumer demand and engagement for EndeavorOTC in its initial three months on the market will continue in the future; the Company’s plans to invest in activities to drive consumer awareness and capital-efficient expansion of the business; the Company’s expectations regarding its ability to increase patient access to its treatments and to reduce its reliance on intermediaries; the Company’s expectations regarding its ability to reduce operating expenses and improve the gross margin profile of its business, including the Company’s expectations that by late 2025, its non-prescription model can operate at 60-70% gross margins; the Company’s expectation that its existing cash, cash equivalents, and short-term investments will be sufficient to fund the Company’s current and planned operations into the second half of 2025; the Company’s projections for 2023 and 2024 non-GAAP total operating expenses; the Company’s expectations regarding the revenue recognition policy that will be applicable to EndeavorOTC; and the Company’s expectations that EndeavorOTC and EndeavorRx will remain on the market while the Company pursues regulatory approval from FDA for EndeavorOTC and conversion of its pediatric prescription product, EndeavorRx, to an over-the-counter product. Any forward-looking statements in this Current Report on Form 8-K and the accompanying exhibit are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks and uncertainties related to: the Company’s ability to successfully further commercialize and obtain approval from FDA for EndeavorOTC; the Company’s ability to successfully create, and navigate, a new category of medicine and to achieve broad adoption of digital therapeutics among healthcare providers, caregivers, and patients; the Company’s ability to successfully commercialize and support its EndeavorRx prescription product and to obtain further FDA approval to successfully convert its EndeavorRx product to an over-the-counter product; the Company’s ability to defend its intellectual property and satisfy various FDA and other regulatory requirements in and outside of the United States; the risk of downturns and a changing regulatory landscape in the highly competitive industry in which the Company operates; the timing and results expected from the Company’s and its partners’ clinical trials and its reliance on third parties for certain aspects of its business; the Company’s ability to accurately estimate expenses, capital requirements, and needs for additional financing; and other risks identified in the Company’s current filings and any subsequent filings made with the Securities and Exchange Commission (SEC). The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akili, Inc.

By:	/s/ Santosh Shanbhag
Name:	Santosh Shanbhag
Title:	Chief Financial Officer

Date: September 13, 2023